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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 1, 1999
                                                --------------------------------

                            PAGEMART WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Chapter)

                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)

         0-28196                                         75-2575229
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(Commission File Number)                       (IRS Employer Identification No.)

3333 Lee Parkway, Suite 100, Dallas, Texas                             75219
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(Address of Principal Executive Offices)                             (Zip Code)

                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.       OTHER EVENTS.

              On December 1, 1999, PageMart Wireless, Inc. issued the attached press release.

ITEM 7.       EXHIBITS.

              3.1 Certificate of Ownership and Merger merging WebLink Wireless, Inc. into PageMart Wireless, Inc.

             20.1  Press Release


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PAGEMART WIRELESS, INC.



                                           By: /s/ FREDERICK G. ANDERSON
                                              ----------------------------------
                                           Name: Frederick G. Anderson
                                           Title: Vice President, General
                                                  Counsel and Secretary


Date: December 1, 1999

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
 3.1             Certificate of Ownership and Merger merging WebLink Wireless,
                 Inc. into PageMart Wireless, Inc.

20.1             Press Release